                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                 622,230.77
     Available Funds:
       Contract Payments due and received in this period                                                              4,938,036.28
       Contract Payments due in prior period(s) and received in this period                                             288,586.05
       Contract Payments received in this period for next period                                                        240,360.67
       Sales, Use and Property Tax, Maintenance, Late Charges                                                           135,514.83
       Prepayment Amounts related to early termination in this period                                                   801,057.74
       Servicer Advance                                                                                                 376,518.34
       Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
       Transfer from Reserve Account                                                                                     14,629.53
       Interest earned on Collection Account                                                                             28,717.23
       Interest earned on Affiliated Account                                                                              2,092.85
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
         Predecessor contract)                                                                                                0.00
       Amounts paid under insurance policies                                                                                  0.00
       Any other amounts                                                                                                      0.00

                                                                                                                    --------------
     Total Available Funds                                                                                            7,447,744.29
     Less: Amounts to be Retained in Collection Account                                                                 587,312.67
                                                                                                                    --------------
     AMOUNT TO BE DISTRIBUTED                                                                                         6,860,431.62
                                                                                                                    ==============


     DISTRIBUTION OF FUNDS:
       1. To Trustee -  Fees                                                                                                  0.00
       2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    288,586.05
       3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

            a) Class A1 Principal and Interest                                                                                0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    4,519,718.94
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                      370,516.12
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                      595,956.85
            b) Class B Principal and Interest                                                                            94,457.57
            c) Class C Principal and Interest                                                                           189,934.84
            d) Class D Principal and Interest                                                                           129,550.97
            e) Class E Principal and Interest                                                                           174,285.01

       4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
       5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               83,676.20
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                             147,306.90
            c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   14,629.53
       6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    166,324.91
       7. To Servicer, Servicing Fee and other Servicing Compensations                                                   85,487.73
                                                                                                                    --------------
     TOTAL FUNDS DISTRIBUTED                                                                                          6,860,431.62
                                                                                                                    ==============

                                                                                                                    --------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         587,312.67
                                                                                                                    ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,702,437.25
     - Add Investment Earnings                                                                                           14,629.53
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                         0.00
     - Less Distribution to Certificate Account                                                                          14,629.53
                                                                                                                    --------------
End of period balance                                                                                                $2,702,437.25
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,702,437.25
                                                                                                                    ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


III.  CLASS A NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class A Notes
    Pool A                                                         157,521,623.81
    Pool B                                                          43,089,109.26
                                                             ---------------------
                                                                                                        200,610,733.07
  Class A Overdue Interest, if any                                           0.00
  Class A Monthly Interest - Pool A                                    914,918.79
  Class A Monthly Interest - Pool B                                    250,270.63

  Class A Overdue Principal, if any                                          0.00
  Class A Monthly Principal - Pool A                                 3,279,150.80
  Class A Monthly Principal - Pool B                                 1,041,851.69
                                                             ---------------------
                                                                                                          4,321,002.49
  Ending Principal Balance of the Class A Notes
    Pool A                                                         154,242,473.01
    Pool B                                                          42,047,257.57
                                                             ---------------------                 ---------------------
                                                                                                        196,289,730.58
                                                                                                   =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $237,814,000   Original Face $237,814,000    Balance Factor
$       4.899583             $                18.169672              82.539182%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class A Notes
    Class A1                                                                 0.00
    Class A2                                                        36,461,733.07
    Class A3                                                        65,098,000.00
    Class A4                                                        99,051,000.00

                                                             ---------------------

  Class A Monthly Interest                                                                              200,610,733.07
    Class A1 (Actual Number Days/360)                                        0.00
    Class A2                                                           198,716.45
    Class A3                                                           370,516.11
    Class A4                                                           595,956.85

                                                             ---------------------

  Class A Monthly Principal
    Class A1                                                                 0.00
    Class A2                                                         4,321,002.49
    Class A3                                                                 0.00
    Class A4                                                                 0.00

                                                             ---------------------
                                                                                                          4,321,002.49
  Ending Principal Balance of the Class A Notes
    Class A1                                                                 0.00
    Class A2                                                        32,140,730.58
    Class A3                                                        65,098,000.00
    Class A4                                                        99,051,000.00

                                                             ---------------------                 ---------------------
                                                                                                        196,289,730.58
                                                                                                   =====================

Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $42,182,000    Original Face $42,182,000     Balance Factor
$       4.710930             $               102.437117              76.195369%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


V.    CLASS B NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class B Notes
    Pool A                                                           2,685,302.81
    Pool B                                                             734,550.60
                                                             --------------------
                                                                                                          3,419,853.41

  Class B Overdue Interest, if any                                           0.00
  Class B Monthly Interest - Pool A                                     16,335.59
  Class B Monthly Interest - Pool B                                      4,468.52
  Class B Overdue Principal, if any                                          0.00
  Class B Monthly Principal - Pool A                                    55,894.62
  Class B Monthly Principal - Pool B                                    17,758.84
                                                             --------------------
                                                                                                             73,653.46
  Ending Principal Balance of the Class B Notes
    Pool A                                                           2,629,408.19
    Pool B                                                             716,791.76
                                                             ---------------------                 ---------------------
                                                                                                          3,346,199.95
                                                                                                   =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $4,054,000     Original Face $4,054,000      Balance Factor
$       5.131749             $                18.168096              82.540699%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class C Notes
    Pool A                                                           5,369,824.60
    Pool B                                                           1,468,882.21
                                                             ---------------------
                                                                                                          6,838,706.81

  Class C Overdue Interest, if any                                           0.00
  Class C Monthly Interest - Pool A                                     33,471.91
  Class C Monthly Interest - Pool B                                      9,156.03
  Class C Overdue Principal, if any                                          0.00
  Class C Monthly Principal - Pool A                                   111,789.23
  Class C Monthly Principal - Pool B                                    35,517.67
                                                             ---------------------
                                                                                                            147,306.90
  Ending Principal Balance of the Class C Notes
    Pool A                                                           5,258,035.37
    Pool B                                                           1,433,364.54
                                                             ---------------------                 ---------------------
                                                                                                          6,691,399.91
                                                                                                   =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $8,107,000     Original Face $8,107,000      Balance Factor
$       5.258165             $                18.170334              82.538546%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class D Notes
    Pool A                                                           3,580,143.40
    Pool B                                                             979,327.81
                                                             --------------------
                                                                                                          4,559,471.21

  Class D Overdue Interest, if any                                           0.00
  Class D Monthly Interest - Pool A                                     24,613.49
  Class D Monthly Interest - Pool B                                      6,732.88
  Class D Overdue Principal, if any                                          0.00
  Class D Monthly Principal - Pool A                                    74,526.15
  Class D Monthly Principal - Pool B                                    23,678.45
                                                             --------------------
                                                                                                             98,204.60
  Ending Principal Balance of the Class D Notes
    Pool A                                                           3,505,617.25
    Pool B                                                             955,649.36
                                                             ---------------------                 ---------------------
                                                                                                          4,461,266.61
                                                                                                   =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $5,405,000     Original Face $5,405,000      Balance Factor
$       5.799513             $                18.169214              82.539623%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class E Notes
    Pool A                                                           4,474,984.01
    Pool B                                                           1,224,105.00
                                                             --------------------
                                                                                                          5,699,089.01

  Class E Overdue Interest, if any                                           0.00
  Class E Monthly Interest - Pool A                                     40,461.31
  Class E Monthly Interest - Pool B                                     11,067.95
  Class E Overdue Principal, if any                                          0.00
  Class E Monthly Principal - Pool A                                    93,157.69
  Class E Monthly Principal - Pool B                                    29,598.06
                                                             --------------------
                                                                                                            122,755.75
  Ending Principal Balance of the Class E Notes
    Pool A                                                           4,381,826.32
    Pool B                                                           1,194,506.94
                                                             ---------------------                 ---------------------
                                                                                                          5,576,333.26
                                                                                                   =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $6,756,000     Original Face $6,756,000      Balance Factor
$       7.627185             $                18.169886              82.538977%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

  Beginning Residual Principal Balance
    Pool A                                                           5,370,390.60
    Pool B                                                           1,469,040.91
                                                             ---------------------
                                                                                                          6,839,431.51

  Residual Interest - Pool A                                            65,703.42
  Residual Interest - Pool B                                            17,972.78
  Residual Principal - Pool A                                          111,789.23
  Residual Principal - Pool B                                           35,517.67
                                                             ---------------------
                                                                                                            147,306.90
  Ending Residual Principal Balance
    Pool A                                                           5,258,601.37
    Pool B                                                           1,433,523.24
                                                             ---------------------                 ---------------------
                                                                                                          6,692,124.61
                                                                                                   =====================


X. PAYMENT TO SERVICER

  - Collection period Servicer Fee                                                                           85,487.73
  - Servicer Advances reimbursement                                                                         288,586.05
  - Tax, Maintenance, Late Charges, Bank Interest
      and other amounts                                                                                     166,324.91
                                                                                                   ---------------------
Total amounts due to Servicer                                                                               540,398.69
                                                                                                   =====================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in
    Indenture Agreement, at the beginning of the related
    Collection Period                                                                                   179,002,269.22

  Aggregate Discounted Contract Balance of Additional
    Contracts acquired during Collection Period                                                                   0.00

  Decline in Aggregate Discounted Contract Balance                                                        3,726,307.72

  Aggregate Discounted Contract Balance, as defined in
    Indenture Agreement, at the ending of the related                                                -----------------
    Collection Period                                                                                   175,275,961.50
                                                                                                     =================

  Components of Decline in Aggregate Discounted Contract
    Balance:
    - Principal portion of Contract Payments and Servicer
        Advances                                                     3,073,613.43

    - Principal portion of Prepayment Amounts                          652,694.29

    - Principal portion of Contracts repurchased under
        Indenture Agreement Section 4.02                                     0.00

    - Aggregate Discounted Contract Balance of Contracts that
        have become Defaulted Contracts during the Collection
        Period                                                               0.00

    - Aggregate Discounted Contract Balance of Substitute
        Contracts added during Collection Period                             0.00

    - Aggregate Discounted Contract Balance of Predecessor
        Contracts withdrawn during Collection Period                         0.00


               Total Decline in Aggregate Discounted Contract    -----------------
                 Balance                                             3,726,307.72
                                                                 =================


POOL B
  Aggregate Discounted Contract Balance, as defined in
    Indenture Agreement, at the beginning of the related
    Collection Period                                                                                    48,965,015.76

  Aggregate Discounted Contract Balance of Additional
    Contracts acquired during Collection Period                                                                   0.00

  Decline in Aggregate Discounted Contract Balance                                                        1,183,922.38

  Aggregate Discounted Contract Balance, as defined in
    Indenture Agreement, at the ending of the related                                                -----------------
    Collection Period                                                                                    47,781,093.38
                                                                                                     =================

  Components of Decline in Aggregate Discounted Contract
    Balance:
    - Principal portion of Contract Payments and Servicer
        Advances                                                     1,040,728.27

    - Principal portion of Prepayment Amounts                          143,194.11

    - Principal portion of Contracts repurchased under
        Indenture Agreement Section 4.02                                     0.00

    - Aggregate Discounted Contract Balance of Contracts that
        have become Defaulted Contracts during the Collection
        Period                                                               0.00

    - Aggregate Discounted Contract Balance of Substitute
        Contracts added during Collection Period                             0.00

    - Aggregate Discounted Contract Balance of Predecessor
        Contracts withdrawn during Collection Period                         0.00


               Total Decline in Aggregate Discounted Contract    -----------------
                 Balance                                             1,183,922.38
                                                                 =================


AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE                                              -----------------
  RELATED COLLECTION PERIOD                                                                             223,057,054.88
                                                                                                     =================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

    POOL A                                                                                                        Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        NONE






                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $211,061,551.13
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

    POOL B                                                                                                        Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        NONE






                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00



    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $59,182,173.57
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
       AGENCY APPROVES)                                                                                                      0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS FAILED TO ADVANCE OR A BANKRUPTCY PETITION HAS
    BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        None






                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                          $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $211,061,551.13
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        None






                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00



    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $59,182,173.57
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
    BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2000



XV.    POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
         This Month                                      574,840.46       This Month                         223,057,054.88
         1 Month Prior                                   653,418.41       1 Month Prior                      227,967,284.98
         2 Months Prior                                1,095,970.61       2 Months Prior                     233,412,184.36

         Total                                         2,324,229.48       Total                              684,436,524.22

         a) 3 Month Average                              774,743.16       b) 3 Month Average                 228,145,508.07

         c) a/b                                               0.34%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                  No         X
                                                                                          ------------------      -----------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                         Yes                  No         X
                                                                                          ------------------      -----------
         B. An Indenture Event of Default has occurred and is then
            continuing?                                                                Yes                  No         X
                                                                                          ------------------      -----------

4.       Has a Servicer Event of Default occurred?                                     Yes                  No         X
                                                                                          ------------------      -----------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                              Yes                  No         X
                                                                                          ------------------      -----------
         B. Bankruptcy, insolvency, reorganization; default/violation
            of any covenant or obligation not remedied within 90 days?                 Yes                  No         X
                                                                                          ------------------      -----------
         C. As of any Determination date, the sum of all defaulted
            contracts since the Closing date exceeds 6% of the ADCB
            on the Closing Date?                                                       Yes                  No         X
                                                                                          ------------------      -----------




6.       Aggregate Discounted Contract Balance at Closing Date                    Balance $270,243,724.70
                                                                                          ----------------------


         DELINQUENT LEASE SUMMARY

               Days Past Due               Current Pool Balance                      # Leases
               -------------               --------------------                      --------
                     31 - 60                      14,927,736.86                            48
                     61 - 90                       1,882,455.64                             6
                    91 - 180                         574,840.46                            12



         Approved By:
         Lisa J. Cruikshank
         Vice President